                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):
                                             January 5, 2001 (December 29, 2001)



                                 Belmont Bancorp.
-------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



                                     Ohio
-------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)



            0-12724                                   34-1376776
---------------------------------       ------------------------------------
     (Commission File Number)           (I.R.S. Employer Identification No.)



   325 Main Street, Bridgeport, Ohio                     43912
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)


Registrant's Telephone Number, Including Area Code:      (740) 695-3323

Item 6.  Resignations of Registrant's Directors

Resignation of J. Vincent Ciroli, Jr.

     By letter of December 28, 2000, J. Vincent Ciroli, Jr. resigned as a director of Belmont Bancorp. (the "Company") due to his disagreement on matters relating to the Company's "operations, policies or practices" and his inability to function "as an effective director." Mr. Ciroli requested that his resignation letter be summarized in an 8-K and filed as an exhibit thereto.

     In his letter, which is attached hereto as Exhibit 17.1, Mr. Ciroli claimed to have been prevented from performing his duties as a director by reason of the Company's alleged failure to deliver to him notices of meetings or to extend to him invitations to attend some Board meetings. He claimed that Board meetings were held without his knowledge and alleged that actions taken at certain of these meetings potentially jeopardize the Company's ability to successfully
prosecute its claims against Progressive Casualty Insurance Co.   Mr. Ciroli
also disputed the chronology of events reported in the Company's recent registration statements on Form S-2 relative to events surrounding his resignation as the chief executive officer of the Company and relative to the Company's retention of legal counsel and an interim bank management firm. Mr. Ciroli further noted that the Company's S-2 registration statements do not contain any reference to the Company's claims against its former accountants, which he felt should have been included.

Response of the Company

     The Company denies that the Board of Directors prevented Mr. Ciroli from discharging his duties as a director. The Company also denies that the disclosures in the Company's S-2 registration statements were inaccurate. A letter from the Company's chairman, W. Quay Mull, II, to Mr. Ciroli responding to Mr. Ciroli's resignation letter is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial statements of businesses acquired.

     Not applicable

(b)  Prof forma financial information.

     Not applicable

(c)  Exhibits

     17.1  Letter of resignation of J. Vincent Ciroli, Jr.

     99.1  Letter of W. Quay Mull, II to J. Vincent Ciroli, Jr.

                                 SIGNATURE
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Belmont Bancorp
                                     (Registrant)

Date:  January 5, 2001               By   /s/  Wilbur R. Roat
                                        --------------------------
                                        Wilbur R. Roat
                                        President and Chief Executive Officer